GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

January 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 93.3%
Australia – 0.9%
38,834,590	Whitehaven Coal Ltd. (Oil, Gas & Consumable Fuels)	$ 230,915,777

Brazil – 5.8%
49,217,317	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	570,920,877
48,287,029	Vale SA (Metals & Mining)	899,002,642

		1,469,923,519

Canada – 7.9%
24,996,649	Enbridge, Inc.(a) (Oil, Gas & Consumable Fuels)	1,023,499,634
9,471,132	Fortis, Inc. (Electric Utilities)	389,152,445
5,229,732	Metro, Inc. (Food & Staples Retailing)	283,860,994
6,721,284	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	313,244,012

		2,009,757,085

China – 0.4%
134,075,616	China Construction Bank Corp. Class H (Banks)	86,785,908
2,787,165	Ping An Insurance Group Co. of China Ltd. Class A (Insurance)	21,134,646

		107,920,554

Denmark – 5.4%
9,792,473	Novo Nordisk A/S Class B (Pharmaceuticals)	1,355,178,054

France – 7.3%
803,625	L’Oreal SA (Personal Products)	331,826,086
1,881,242	Thales SA (Aerospace & Defense)	248,811,784
20,522,974	TotalEnergies SE(a) (Oil, Gas & Consumable Fuels)	1,268,745,770

		1,849,383,640

Germany – 5.3%
2,975,979	Deutsche Boerse AG (Capital Markets)	532,528,474
36,836,700	Deutsche Telekom AG* (Diversified Telecommunication Services)	820,677,461

		1,353,205,935

India – 7.8%
29,213,241	Housing Development Finance Corp. Ltd. (Diversified Financial Services)	940,444,580
26,418,429	ICICI Bank Ltd. ADR (Banks)	550,295,876
91,048,557	ITC Ltd. (Tobacco)	392,930,981
2,804,741	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	80,909,443

		1,964,580,880

Shares	Description	Value

Common Stocks – (continued)
Indonesia – 1.4%
602,278,998	Bank Central Asia Tbk PT (Banks)	$ 341,798,724

Italy – 2.7%
26,726,872	Eni SpA (Oil, Gas & Consumable Fuels)	411,279,168
13,420,402	UniCredit SpA (Banks)	262,115,711

		673,394,879

Japan – 1.8%
2,557,911	Eisai Co. Ltd. (Pharmaceuticals)	158,257,822
14,237,360	Japan Tobacco, Inc. (Tobacco)	290,326,897

		448,584,719

Luxembourg – 1.7%
14,140,809	ArcelorMittal SA (Metals & Mining)	438,077,740

Netherlands – 5.9%
1,194,749	ASML Holding NV (Semiconductors & Semiconductor Equipment)	790,180,601
7,146,126	Heineken NV (Beverages)	714,175,964

		1,504,356,565

Russia(b) – 0.0%
48,039,056	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	—
3,681,622	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	—
34,154,161	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	—

		—

Spain – 2.2%
46,246,962	Banco Bilbao Vizcaya Argentaria
	SA (Banks)	326,678,006
54,277,719	CaixaBank SA (Banks)	240,828,037

		567,506,043

Switzerland – 8.8%
2,873,409	Cie Financiere Richemont SA Class A Class A (Textiles, Apparel & Luxury Goods)	442,956,703
169,401,358	Glencore PLC (Metals & Mining)	1,134,460,863
4,017,588	Nestle SA (Food Products)	490,182,076
1,900,497	Novartis AG (Pharmaceuticals)	171,822,101

		2,239,421,743

United Kingdom – 18.4%
12,036,437	AstraZeneca PLC (Pharmaceuticals)	1,576,923,167
22,553,425	British American Tobacco PLC (Tobacco)	864,558,404
17,599,590	British American Tobacco PLC ADR (Tobacco)	677,408,219

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
24,016,603	Imperial Brands PLC (Tobacco)	$ 602,485,830
6,036,589	Rio Tinto PLC ADR (Metals & Mining)	479,003,337
15,570,653	Shell PLC (Oil, Gas & Consumable Fuels)	456,658,528

		4,657,037,485

United States – 9.6%
1,633,580	Aon PLC Class A (Insurance)	520,589,274
5,111,584	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	592,994,860
7,956,203	Philip Morris International, Inc. (Tobacco)	829,354,601
8,802,560	Schlumberger Ltd. (Energy Equipment & Services)	501,569,869

		2,444,508,604

TOTAL COMMON STOCKS (Cost $21,240,818,541)		$23,655,551,946

Shares	Dividend Rate	Value

Preferred Stocks – 4.2%
Brazil – 4.2%
Itau Unibanco Holding SA (Banks)
114,391,556	4.020%	$ 570,797,257
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
95,278,672	40.365	489,316,033

TOTAL PREFERRED STOCKS (Cost $1,067,151,170)		$ 1,060,113,290

Investment Company(c) – 2.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
496,545,100	4.237%	$ 496,545,100
(Cost $496,545,100)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
136,393,426	4.237%	$ 136,393,426
(Cost $ 136,393,426)

TOTAL INVESTMENTS – 100.0% (Cost $ 22,940,908,237)		$25,348,603,762

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		2,568,731

NET ASSETS – 100.0%		$25,351,172,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an Affiliated Issuer.

SECTOR ALLOCATION AS OF JANUARY 31, 2023
Sector	% of Total Market Value
Energy	23.6%
Consumer Staples	21.7
Financials	17.4
Health Care	12.9
Materials	11.7
Communication Services	3.3
Information Technology	3.1
Investment Company	2.0
Consumer Discretionary	1.8
Utilities	1.5
Industrials	1.0
100.0%

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

Investment Abbreviations:
ADR	— American Depositary Receipt
PLC	— Public Limited Company

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market’s Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of January 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$550,295,876	$2,312,589,001	$—
Australia and Oceania	—	230,915,777	—
Europe	2,149,821,116	12,989,310,837	—
North America	3,952,695,820	—	—
South America	1,469,923,519	—	—
Preferred Stocks	—	1,060,113,290	—
Securities Lending Reinvestment Vehicle	136,393,426	—	—
Investment Company	496,545,100	—	—

Total	$8,755,674,857	$16,592,928,905	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

The Fund’s risks include, but are not limited to, the following:

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts (“Depositary Receipts”), which include American Depositary Receipts (“ADRs”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

January 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.